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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 1, 2004
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


                          DELAWARE 000-22023 77-0156161
          (State or other jurisdiction of (Commission (I.R.S. employer incorporation or organization) File No.) identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 1, 2004, Macrovision Corporation issued a press release reporting its financial results for the third quarter ended September 30, 2004 and providing guidance for fiscal year 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Macrovision provides pro forma earnings and pro forma earnings per share in the press release as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. Macrovision's management believes that this presentation of pro forma earnings and pro forma earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                          DESCRIPTION
        -------     ------------------------------------------------------------
        99.01       Press release dated November 1, 2004, reporting financial
                    results for the third quarter ended September 30, 2004 and providing guidance for fiscal year 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MACROVISION CORPORATION
                                              (Registrant)




Date:  November 1, 2004                  By:  /s/ Ian Halifax
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                                              Ian R. Halifax
                                              Chief Financial Officer